Exhibit 24.1

POWER OF ATTORNEY

Each person whose signature appears below does hereby make, constitute and appoint each of Samuel H. Iapalucci, Ralph R. Peterson or JoAnn Shea as such person’s true and lawful attorney-in-fact and agent, with full power of substitution, resubstitution and revocation to execute, deliver and file with the Securities and Exchange Commission, for and on such person’s behalf, and in any and all capacities,

1.                                       A Registration Statement on Form S-8, S-3 or S-1, any and all amendments (including post-effective amendments) thereto and any abbreviated registration statements in connection with this Registration Statement pursuant to the Securities Act of 1933, with all exhibits thereto and other documents in connection therewith; and

2.                                       An Annual Report on Form 10-K, any and all amendments (including post-effective amendments) thereto with all exhibits thereto and other documents in connection therewith granting unto said attorneys-in fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or such person’s substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/S/ RALPH R. PETERSON	February 10, 2006
Ralph R. Peterson

/S/ SAMUEL H. IAPALUCCI	February 10, 2006
Samuel H. Iapalucci

/S/ ROBERT W. BAILEY	February 10, 2006
Robert W. Bailey

/S/ ROBERT G. CARD	February 10, 2006
Robert G. Card

/S/ CAROLYN CHIN	February 10, 2006
Carolyn Chin

/S/ WILLIAM T. DEHN	February 10, 2006
William T. Dehn

/S/ DONALD S. EVANS	February 10, 2006
Donald S. Evans

/S/ JAMES J. FERRIS	February 10, 2006
James J. Ferris

/S/ JERRY D. GEIST	February 10, 2006
Jerry D. Geist

/S/ SUSAN D. KING	February 10, 2006
Susan D. King

/S/ DAVID B. PRICE	February 10, 2006
David B. Price

/S/ M. CATHERINE SANTEE	February 10, 2006
M. Catherine Santee

/S/ THOMAS G. SEARLE	February 10, 2006
Thomas G. Searle

/S/ BARRY L. WILLIAMS	February 10, 2006
Barry L. Williams